› FY12 Q3 Conference Call

molex®

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April 25, 2012 April 25, 2012 Exhibit 99.2

Forward-Looking Statement
Forward-Looking Statement

Statements in this release that are not historical are forward-looking and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Words such as “expect,”
“anticipate,” “outlook,” “forecast,” “could,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,” “estimate,”
“should,” “may,” “assume,” “potential,” variations of such words and similar expressions are used to identify these forward-looking statements. Forward-looking statements are based on currently available information and include, among others, the discussion under “Outlook.” These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Respective risks, uncertainties, and assumptions that could affect the outcome or results of operations are described in
Part 1, Item 1A of our Annual Report on Form 10-K for the year ended June 30, 2011, and the Form
10-Q for the quarters ended September 30, 2011 and December 31, 2011.
Forward-looking statements are based upon beliefs, assumptions and information available at the time the statements are made. Actual outcomes and results may differ materially from what is expressed, implied, or forecast in these forward-looking statements. Reference may be made to forward-looking statements regarding growth strategies, industry trends, global economic conditions, success of customers, cost of raw materials, value of inventory, availability of credit, currency exchange rates, labor costs, protection of intellectual property, cost reduction initiatives, unauthorized activities in Japan, acquisition synergies, manufacturing strategies, product development introduction and sales, regulatory changes, competitive strengths, natural disasters, investigations and legal proceedings. Except as required under the federal securities laws, Molex does not have any intention or obligation to update publicly any forward-looking statements after the distribution of this quarterly release, whether as a result of new information, future events, changes in assumptions, or otherwise.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
In Molex Incorporated’s (“Molex” or the “Company”) conference call on April 25,
2012 regarding the Company’s financial results for the fiscal quarter and the following slides, Molex may refer to non-GAAP financial measures to describe earnings for such periods excluding the items referenced in the relevant slides used during this conference call. This is in addition to disclosing the most directly comparable measure for such periods determined in accordance with generally accepted accounting principles, or GAAP. Molex believes that these non-GAAP financial measures provide useful information to investors because they provide information about the estimated financial performance of Molex’s ongoing business and provide for greater transparency of supplemental information used by management in its financial and operational decision-making. These non-
GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
Investors are encouraged to review the relevant slides reconciling the non-GAAP financial measures intended to be used in the conference call to the most comparable GAAP measure.

FY12 Q3 Summary FY12 Q3 Summary Seasonal impact of Chinese New Year Positive Book-to-Bill of 1.04 to 1 Excellent cash flow in March quarter Increased dividend 10% Page 3 Page 3

US $ Millions
$901
$872
$875
$880
$914
$906
$936
$910
$858
$815
$837
$873
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Revenue
Orders

Q3 Book-to-Bill 1.04 to 1

molex

Revenue / Order Trend Revenue / Order Trend Page 4 Page 4

REVENUE ORDERS
Sequential
Change
YOY
Change
%
Total
Sequential
Change
YOY
Change
%
Total
Automotive 12% 5% 18% 16% 5% 18%
Infotech 3% 4% 25% 10% 7% 25%
Telecom (17)% (13)% 22% (1)% (8)% 23%
Consumer
Elect.
(8)% (10)% 17% 1% (4)% 17%
Industrial 7% (7)% 14% 12% (6)% 14%
Medical /
Military
5% (4)% 4% 17% 8% 3%
TOTAL (2)% (4)% 100% 7% (1)% 100%
Change in Revenue / Orders
Change in Revenue / Orders
By Industry –
By Industry –
March Quarter
March Quarter

Sequential YOY % of Total
OEM 1% (12)% 49%
Distribution 13% 6% 27%
EMS 15% 21% 24%
TOTAL 7% (1)% 100%
Orders by Channel and Geography
Orders by Channel and Geography
-
-
March Quarter
March Quarter
Sequential YOY % of Total
Americas 18% 15% 29%
Europe 15% (9)% 15%
APN (7)% (10)% 17%
APS 4% (3)% 39%
TOTAL 7% (1)% 100%

Quarter Ended
Mar 2012 Dec 2011 Mar 2011
Net revenue $837.1 $857.6 $874.5
Gross margin 30.5% 30.7% 29.8%
SG&A $163.9 $163.1 $159.4
Unauthorized activities in Japan $2.5 $2.7 $2.9
Income from operations $88.8 $97.1 $98.3
Interest (expense) net $(1.2) $(2.1) $(1.7)
Other income $1.6 $1.5 $1.3
Effective tax rate 27.2% 33.7% 30.4%
Net income $64.9 $64.0 $68.1
Earnings per diluted share $0.36 $0.36 $0.39
Financial Summary
Financial Summary
(US$ in millions, except per-share data)

Quarter Ended
Mar 2012 Dec 2011 Mar 2011
Cash and marketable securities $622.5 $618.6 $468.2
Total debt* $252.2 $320.5 $315.5
Net cash $370.3 $298.1 $152.7
Receivable days outstanding 72 days 71 days 76 days
Inventory days outstanding 93 days 91 days 87 days
Return on net assets** 20.1% 20.6% 21.4%
Research and development $45.7 $44.8 $43.6
Balance Sheet and Operating Metrics
Balance Sheet and Operating Metrics
(US$ in millions)
*Total debt equals long-term debt plus current portion of long-term debt and short-term loans, less current portion of capital leases

**See GAAP to non-GAAP reconciliation

Free Cash Flow
Net Income
120
100
80
60
40
20
0
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12

molex

Free Cash Flow Trend
Free Cash Flow Trend

Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
Cash Flow From Operations $144.5 $139.2 $150.5 $141.0 $138.9
Less:  Capital Expenditures $64.2 $65.3 $42.8 $52.3 $54.4
Free Cash Flow (non GAAP measure) $80.3 $73.9 $107.7 $88.7 $84.5
US $ in millions

June Fiscal Quarter
Revenue $870 to $900 million
EPS $0.36 to $0.40
Outlook
Outlook
Assumes
–
31% effective tax rate
–
Constant foreign exchange rates and
commodity prices
–
EPS includes $0.01 for Japan litigation

Quarter Ended
Mar
2012
Dec
2011
Sep
2011
Jun
2011
Mar
2011
Income from
operations
$88,802 $97,141 $120,581 $110,122 $98,311
Unauthorized
activities in Japan
2,521 2,723 2,922 3,366 2,855
Non-GAAP income
from operations
$91,323 $99,864 $123,503 $113,488 $101,166
Non-GAAP Measure
Non-GAAP Measure
(US$ in thousands)
Non-GAAP income from operations is a non-GAAP financial measure. We refer to non-GAAP income from operations to describe income from operations excluding the items referenced above. We believe that non-
GAAP income from operations provides useful information to investors because it provides information about the estimated financial performance of Molex’s ongoing business. Non-GAAP income from operations is used by management in its financial and operational decision-making and evaluation of overall operating performance and segment level core operating performance. Non-GAAP income from operations may be different from similar measures used by other companies.
Operating income excluding restructuring and special charges
Fixed assets + Inventory + A/R – A/P
RONA =